 953 P1 10/17

SUPPLEMENT DATED OCTOBER 24, 2017

TO THE PROSPECTUS DATED SEPTEMBER 1, 2017

OF

Franklin FLEXIBLE ALPHA BOND FUND

(a series of Franklin Strategic Series)

The prospectus is amended as follows:

The following is added to the “Fund Details – Principal Risks” section of the prospectus beginning on page 21:

Investments by large shareholders

The Fund may experience adverse effects when certain large shareholders, such as other funds, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Please keep this supplement with your prospectus for future reference.

953 SA1 10/17

SUPPLEMENT DATED OCTOBER 24, 2017

TO THE STATEMENT OF ADDITONAL INFORMATION DATED SEPTEMBER 1, 2017

OF

Franklin FLEXIBLE ALPHA BOND FUND

(a series of Franklin Strategic Series)

The Statement of Additional Information is amended as follows:

The “Goals, Strategies and Risks—Glossary of Investments, Techniques, Strategies and Their Risks—Investment company securities” section is revised to add the following as a second paragraph:

The Fund will not acquire shares of other affiliated or unaffiliated open-end funds or unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act.

Please keep this supplement with your statement of additional information for future reference.

2